Bill To:

Probe Manufacturing Industries, Inc                           OPEN PURCHASE ORDER

3050 Pullman Street                                                     Purchase Order No.: 0000017379

Costa Mesa, CA 92626                                                Change Order: 1

USA                                                                             Page:1

                                                                                     Order Date: October 13, 2005

Ship To:                                                                      Confirm To: Chris

Probe Manufacturing Industries, Inc

3050 Pullman Street

Costa Mesa, CA 92626

USA

Supplier:

ARROW ELECTRONICS

PO BOX 79329

CITY OF INDUSTRY, CA 91716 USA

Fax: 949-454-4292 Ph: 949-454-4295

TERMS	F.O.B.	SHIP VIA	FREIGHT ACCOUNT NO.
NET 30	DESTINATION	UPS

Item	Part number/descrip.	MFGR	PAKAG	Quantity	UOM	Unit Price	Ext.	Tax	Qual Spec
001 IC SM Dual OP AMP T1 Stick 350.00 EACH 0.14000 49.00 OPAMP TL082ID 1-7663 Rev. Due Date Balance 10/17/2005 350.00
002 IC SM Inst Amplifier T1 Stick 200.00 EACH 5.18000 1036.00 AMP PGA103U 0-7920 Rev. Due Date Balance 10/17/2005 200.00
003 TNSTR SM JFET, N-CHAN, 4393, SOT23 ON/ MOT TAPE&R 3000.00 EACH 0.07690 230.70 FET MMBF4393LT1 0-6637 Rev. Due Date Balance 10/17/2005 3000.00

All Electronic devices shall be packaged in compliance with EIQ-625.  All SMD’s shall comply to EIA 481-1,2,3.  All device date codes shall not exceed the following: SMD Passives & Actives- 36 Mo., Axial & Radial, Connectors-24 Mo. (Gold) -36 Mo., PCB’s-4 Mo. 1st Article report is req. on all Fab items.  **Supplier shall notify Probe in writing prior to providing product that conforms to PoHS/Lead Free requirements.**

                                                                    Total PO Amount (no shipping charge): 1315.70

                                                                    Grand Total (no shipping): 1315.70

                                                                    Grand Total: 1315.70

BUYER: Jime Kim APPROVAL: JK